Exhibit 99.2

Slide:    1 SubTitle:         May 10, 2012 Title: Jones Soda Co. Q1 2012 Earnings Call Other Placeholder:          1

 Slide:   2 Title:  Safe Harbor Disclosure SubTitle:  Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include all passages containing words such as "will," "aims," "anticipates," "becoming," "believes," "continue," "estimates," "expects," "future," "intends," "plans," "predicts," "projects," "targets," or "upcoming". Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.  Factors that could affect Jones Soda's actual results include, among others, its ability to successfully execute on its 2012 operating plan; its ability to generate sufficient cash flow from operations; its ability to streamline operations, reduce operating expenses,  and reduce and slow its use of cash ; its ability to secure additional financing;  its ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market, its ability to develop and introduce new products to satisfy customer preferences; its ability to market and distribute brands on a national basis; changes in consumer demand or market acceptance for its products; its use of the net proceeds from any financings to improve its financial condition; its ability to increase demand and points of distribution for its products or to successfully innovate new products and product extensions; its ability to establish, maintain and expand distribution arrangements with distributors, retailers or national retail accounts; its ability to maintain relationships with co-packers; its ability to maintain a consistent and cost-effective supply of raw materials; its ability to maintain brand image and product quality; its ability to attract, retain and motivate key personnel; its ability to protect its intellectual property; the impact of future litigation; and the impact of intense competition from other beverage suppliers.  More information about factors that potentially could affect Jones Soda's operations or financial results is included in Jones Soda's most recent annual report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission on March 30, 2012.  Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release.  Except as required by law, Jones Soda undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise. Other Placeholder: 2

Slide:    3 Title:  Building A CPG Company For Traditional Retail Other Placeholder:      On the premise that you have products that people know, want and are willing to pay for, the objective is to increase their availability and scale the brand    …A Pipeline To The Consumer Other Placeholder:    3

Slide:    4 Title:  Route To Market Development Other Placeholder:    Build a sales organization to work with hundreds of distributors in order to get to greater than 200,000 store doorsConvince distributors to invest in your brandEstablish shelf space for those products with major retailersDevelop deal dynamicsBattle other brands for focus        DISTRIBUTION Other Placeholder:         4

Slide:    5 Title:  Route To Market Development Other Placeholder:    Convince retailers that you can competeBattle for shelf spaceCommunicate on shelfPrice promote, or don’t, to desired velocity     DISTRIBUTION        RETAIL Other Placeholder:     5

Slide:    6 Title:  Route To Market Development   DISTRIBUTION        RETAIL    CONSUMER Once route to market is in place you can expand your availability Rapid product flow now possible Expand into multiple channelsExpand your ACV within each channelExpand your SKU offerings within each channel Other Placeholder:    6

Slide:    7          NEW JONES 16oz CANS                    Tremendous channel upside as JONES today enjoys virtually zero Convenience and Gas channel distribution360 degree big bold shelf presenceEye catching consumer submitted photos maintain classic JONES brandingVelocity priced at $1.29 every day, allowing for $0.99 on promo          Improved Branding and Price Package PlanningTurnaround Imperative #1 Grow Core SodaOther Placeholder:         7

Slide:    8 Other Placeholder:          On quarterly calls and investor presentations Jones has used “counties of coverage” as our metric for distribution growthCounties with coverage have grown rapidly since April 2010 regime change       US Distributor Coverage ImprovementTurnaround Imperative #1 Grow Core SodaOther Placeholder:        8

Slide:    9         YukonTerritory      NorthwestTerritories          Nunavut   WestVirginia        Newfoundland& Labrador        Washington          Oregon    California          Hawaii    Nevada    Alaska    Idaho     Montana   Wyoming   Utah      Colorado Kansas    Oklahoma Missouri Arkansas Louisiana           Mississippi         Alabama   Georgia   Florida   Tennessee           Kentucky Virginia MD        DE        NorthCarolina       SouthCarolina       Texas     NewMexico           Arizona   Nebraska Iowa      SouthDakota         NorthDakota         Minnesota           Wisconsin           Michigan Illinois Indiana   Ohio      Pennsylvania        NJ        NewYork   Maine     MA        CT        VT        NH        RI        HI not to scale     Newfoundland        Alaska    Hawaii    0-25% Distributor Coverage    25-50% Distributor Coverage   50-75% Distributor Coverage   75-100% Distributor Coverage US Distributor Coverage as of April 2010Turnaround Imperative #1 Grow Core SodaOther Placeholder:   9

Slide:    10        YukonTerritory      NorthwestTerritories          Nunavut   WestVirginia        Washington          Oregon    California          Hawaii    Nevada    Alaska    Idaho     Montana   Wyoming   Utah      Colorado Kansas    Oklahoma Missouri Arkansas Louisiana           Mississippi         Alabama   Georgia   Florida   Tennessee           Kentucky Virginia MD        DE        NorthCarolina       SouthCarolina       Texas     NewMexico           Arizona   Nebraska Iowa      SouthDakota         NorthDakota         Minnesota           Wisconsin           Michigan Illinois Indiana   Ohio      Pennsylvania        NJ        NewYork   Maine     MA        CT        VT        NH        RI        HI not to scale     Alaska    Hawaii    0-25% Distributor Coverage    25-50% Distributor Coverage   50-75% Distributor Coverage   75-100% Distributor Coverage US Distributor Coverage as of December 2010Turnaround Imperative #1 Grow Core SodaOther Placeholder:          10

US Distributor Coverage as of December 2011

Turnaround Imperative #1 Grow Core Soda


Alaska
Washington
Oregon
Idaho
Montana
North Dakota
Wyoming
South Dakota
Minnesota
Wisconsin
Michigan
New York
VT
NH
Maine
MA
CT
Nevada
California
Utah
Colorado
Nebraska
Iowa
Illinois
Indiana
Ohio
Pennsylvania
NJ
MD
DE
West Virginia
Virginia
Kansas
Missouri
Kentucky
Tennessee
North Carolina
South Carolina
Arizona
New Mexico
Oklahoma
Arkansas
Texas
Louisiana
Mississippi
Alabama
Georgia
Florida
Hawaii
0-25% Distributor Coverage
25-50% Distributor Coverage
50-75% Distributor Coverage
75-100% Distributor Coverage

JONES SODA CO.

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Slide:    12        YukonTerritory      NorthwestTerritories          Nunavut   WestVirginia        Newfoundland& Labrador        Washington          Oregon    California          Hawaii    Nevada    Alaska    Idaho     Montana   Wyoming   Utah      Colorado Kansas    Oklahoma Missouri Arkansas Louisiana           Mississippi         Alabama   Georgia   Florida   Tennessee           Kentucky Virginia MD        DE        NorthCarolina       SouthCarolina       Texas     NewMexico           Arizona   Nebraska Iowa      SouthDakota         NorthDakota         Minnesota           Wisconsin           Michigan Illinois Indiana   Ohio      Pennsylvania        NJ        NewYork   Maine     MA        CT        VT        NH        RI        HI not to scale     Newfoundland        Alaska    Hawaii    US Distributor Coverage as of March 2012          US Distributor Coverage as of March 2012Turnaround Imperative #1 Grow Core Soda(Gp:) 0-25% Distributor Coverage (Gp:) 25-50% Distributor Coverage (Gp:) 50-75% Distributor Coverage (Gp:) 75-100% Distributor Coverage  Other Placeholder:      12

Slide:    13        Jones Singles Top of the ChartsTurnaround Imperative #1 Grow Core Soda          In dollar share and velocity JONES dominates the top 10 SKUs in the category when sold in single bottle       Source:  AC Nielsen: Total US Food Unit Sales , 12 Weeks Ending March 17, 2012 Other Placeholder:   13

Slide:    14        Source:  AC Nielsen: Total US Food Unit Sales , 13 Weeks Ending March 2012       Top 4-Pack SKUs are showing big improvements vs. YAG on dollar sales           Growth At Retail Is Outpacing The CategoryTurnaround Imperative #1 Grow Core SodaOther Placeholder: 14

Slide:    15        Unit and dollar volume growth are strong on 9 of 10 of JONES top SKUsAverage unit sales growth on recommended flavors are up 31%Average dollar sales growth on recommended flavors are up 30%           AC Nielsen 52 weeks ending March 2012   Category Dynamics – 4 PacksTurnaround Imperative #1 Grow Core Soda Other Placeholder:     15

Slide:    16 Title: 951,000 Fans on facebook – What are They Saying   “…tell me where I can find more JONES!!!” Other Placeholder:          16